Exhibit 99.1
news
FOR IMMEDIATE RELEASE
June 11, 2011
PDC Energy Appoints Current Director James M. Trimble to President and Chief Executive Officer Post; Trimble, a seasoned business leader, brings vast industry experience to the position; Presiding Independent Director Jeffrey C. Swoveland named Non-Executive Chairman
DENVER, CO, June 11, 2011: The Board of Directors of Petroleum Development Corporation (dba PDC Energy) (Nasdaq: PETD) named James M. Trimble President and Chief Executive Officer of the company, effective immediately. Trimble, (63), succeeds Richard W. McCullough, (59), who has resigned. The Board also appointed Jeffrey C. Swoveland, (56), the Presiding Independent Director, to the newly created position of Non-Executive Chairman.
Mr. Trimble, an independent director of PDC Energy since 2009, brings more than 30 years of energy industry and management experience to this position. Most recently, he founded and served as the President and Chief Executive Officer of Grand Gulf Energy Limited, an exploration and development company focused primarily on drilling in the Texas, Louisiana and Oklahoma basins. From 2000 to 2004, he guided two different privately-held oil and gas companies through successful workout solutions after serving as the Senior Vice President of Exploration and Production for Cabot Oil and Gas for 17 years. Mr. Trimble also served as a director of Blue Dolphin Energy, an independent oil and gas company, from 2002 until 2006. He graduated from Mississippi State University with a degree in petroleum engineering.
Mr. Swoveland, an independent director of PDC Energy since 1991, is President and Chief Executive Officer of ReGear Life Sciences, Inc. (previously Coventina Healthcare Enterprises), which develops and markets medical device products. Previously, he held various positions including Vice President of Finance, Treasurer and Interim Chief Financial Officer with Equitable Resources, Inc., a diversified natural gas company. Mr. Swoveland also has worked as a geologist and exploratory geophysicist for both major and independent oil and gas companies. Mr. Swoveland also serves as a member of the Board of Directors of Linn Energy, LLC, a publicly traded independent natural gas and oil company.
“We are thrilled that Jim has agreed to lead our senior management team as we look to enter a new period of growth and enhanced profitability,” said Mr. Swoveland. “The Board believes that the company has outstanding assets and is well-positioned strategically, and that Jim is the right person to capitalize on our recent successes, take the company to the next level and, through operational excellence, enter into a new period of enhanced growth, profitability and shareholder value creation. He is a proven and highly-respected leader with significant industry, operational and managerial experience.”
“I am very excited to join the management team at PDC Energy,” said Mr. Trimble. “I firmly believe that this company has the capability to be a truly distinctive player in the oil and gas sector. I am humbled and honored to have this opportunity and sincerely want to thank the Board for entrusting me with this position.”
Swoveland said the creation of the non-executive chair position is in line with the company’s ongoing effort to continue to engender sound corporate governance best practices. “The Board is acutely attuned to its fiduciary duties and, as a result, regularly reviews and evolves its governance policies and practices. We also want Jim to focus his energy solely on operational and strategic matters at this time and we believe that establishing a separate non-executive chairman at this time will allow him to do so.”
“Jeff has been an objective leader during his long tenure on the Board and will no doubt serve the company and its stockholders well in this new board leadership role,” Trimble stated.
McCullough joined the company in 2006 as Chief Financial Officer. In 2007, he was promoted to President and Chief Financial Officer before assuming the Chairman and Chief Executive Officer role in 2008. “On behalf of the entire Board and management team, I would like to thank Rick McCullough for his dedicated service to the company over the years,” said Swoveland. “Among other things, he played an important role in helping the company to enhance its financial reporting and internal controls processes at a critical time in its corporate history.”
The company will host a conference call at 8:30 a.m. EDT on Monday, June 13, 2011 to discuss this matter. Conference call details are:
Conference Call and Webcast:
Date/Time: Monday, June 13, 2011, 8:30 a.m. EDT
Webcast available at: www.petd.com
Domestic Dial-In (toll free): 877-312-5520
International Dial-In: 253-237-1142
Conference ID: 75505355
Replay Numbers:
Domestic (toll free): 800-642-1687
International Dial-In: 706-645-9291
Conference ID: 75505355
About PDC Energy
Petroleum Development Corporation, which conducts business as PDC Energy, is an independent energy company based in Denver, CO that engages in the development, production and marketing of natural gas and crude oil. Its operations are focused in the Rocky Mountains with additional operations in the Appalachian and Permian Basins. The company is included in the S&P SmallCap 600 Index and the Russell 3000 Index of Companies. For more information, please visit www.petd.com.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding PDC’s business, financial condition and results of operations. These statements and all other statements other than statements of historical facts included in and incorporated by reference into this press release are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as expects, anticipates, intends, plans, believes, seeks, estimates, projects and similar expressions or variations of such words are intended to identify forward-looking statements herein, which include statements regarding future events. However, these are not the exclusive means of identifying forward-looking statements herein. Although forward-looking statements contained in this release reflect the company’s good faith judgment, such statements can only be based on facts and factors currently known to PDC. Consequently, forward-looking statements are inherently subject to risks and uncertainties, including known and unknown risks and uncertainties incidental to the exploration for, and the acquisition, development, production and marketing of natural gas and oil, and actual outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Important risk factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to:
•	changes in production volumes and worldwide demand;

•	volatility of commodity prices for natural gas and oil;

•	changes in estimates of proved reserves;

•	inaccuracy in reserve estimates and expected production rates;

•	declines in the values of PDC’s natural gas and oil properties resulting in impairments;

•	the future cash flow, liquidity and financial position of the company;

•	the timing and extent of the company’s success in discovering, acquiring, developing and producing natural gas and oil reserves;

•	PDC’s ability to acquire leases, drilling rigs, supplies, services and personnel at reasonable prices;

•	reductions in the borrowing base under the company’s credit facility;

•	risks incident to the drilling and operation of natural gas and oil wells;

•	future production and development costs;

•	the availability of sufficient pipeline and other transportation facilities to carry PDC’s production and the impact of these facilities on price;

•	the effect of existing and future laws, governmental regulations and the political and economic climate of the United States of America;

•	changes in environmental laws and the regulations and enforcement related to those laws;

•	the impact of weather and the occurrence of disasters such as fires, floods and other events and natural disasters and governmental

•	responses to such events;

•	competition in the oil and gas industry;

•	the success of prospect development and property acquisition by the company;

•	the success of the company in marketing oil and gas;

•	the effect of natural gas and oil derivative activities and plans;

•	conditions in the capital markets;

•	losses possible from pending or future litigation; and

•	the success of strategic plans, expectations and objectives for future operations of the company

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Further, PDC urges you to carefully review and consider the cautionary statements made in the 2010 annual report on Form 10-K for the year ended December 31, 2010, filed with the Securities and Exchange Commission (“SEC”) on February 24, 2011, as amended on April 21, 2011 and May 18, 2011, and other subsequent filings with the SEC for further information on risks and uncertainties that could affect the company’s business, financial condition and results of operations, which are incorporated by this reference as though fully set forth herein. The company cautions you not to place undue reliance on forward-looking statements, which speak only as of the date made. Other than as required under the securities laws, PDC undertakes no obligation to update any forward-looking statements in order to reflect any event or circumstance occurring after the date of this release or currently unknown facts or conditions or the occurrence of unanticipated events. All forward looking statements are qualified in their entirety by this cautionary statement.

Contact:	Ron Wirth Director of Investor Relations 303-860-5830 rwirth@petd.com

Contact:	Marti J. Dowling Manager Investor Relations 303-831-3926 ir@petd.com
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